UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------- x
                                       :
In re:                                 :       Chapter 11
                                       :
SCIENT, INC., et al.,                  :       Case Nos. 02-13455
                                       :       through 02-13458 (AJG)
                   Debtors.            :
                                       :       (Jointly Administered)
-------------------------------------- x


                         MONTHLY OPERATING STATEMENT FOR
                          THE PERIOD 7/27/02 TO 8/30/02
         ---------------------------------------------------------------


DEBTORS' ADDRESS:
405 Lexington Avenue - 26th Floor
New York, New York 10174
(917) 368-8436                    MONTHLY DISBURSEMENTS:              $5,987,885
                                                                      ----------
Attn:  David Wood

DEBTORS' ATTORNEY:
Greenberg Traurig, LLP
200 Park Avenue                   MONTHLY OPERATING PROFIT (LOSS):  <$3,709,000>
                                                                    ------------
New York, New York 10166
(212) 801-9200
Attn:  Howard J. Berman, Esq.

REPORT PREPARER:
Gerard E. Dorsey

    THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


DATE:     9/30/02                                     /s/ Gerard E. Dorsey
       -------------                          ---------------------------------
                                                       SIGNATURE AND TITLE

Indicate if this is an amended statement by checking here

                                    AMENDED STATEMENT ___

SCIENT, INC.
P&L
                                               ---------------------
                                                    AUGUST-02
                                              ---------------------


REVENUE                                                       3,213

PS Unloaded Salary Cost                                       3,152
Salary Load (Taxes & Benefits)                                  333
Commissions                                                     (55)
Outside Contractors                                              16
Billable & Non-Billable T&E (PS&CS)                             236
                                              ---------------------

   COST OF REVENUE                                            3,681
                                              ---------------------

CONTRIBUTION MARGIN                                            (468)
Contribution Margin as % of Revenue                           -14.6%

Professional Development                                          2
Recruiting                                                      (12)
Office Rents                                                    465
Telephone                                                       484
Office Supplies                                                  25
Facility/Equipment Expenses                                     206
Marketing & Promotion                                           (47)
Outside Service/Fees                                            199
Research                                                         21
Other Operating Expenses                                        244
                                              ---------------------
OTHER SG&A COSTS                                              1,587
                                              ---------------------

   TOTAL CORE SERVICES EXPENSE                                1,587
                                              ---------------------
Core Services as % of Revenue                                  49.4%

EBITDA (EXCL. ONE TIME CHARGES)                              (2,055)
EBITDA as a % of Revenue                                      -64.0%

Severance/Restructuring  Costs                                  505
Transaction Expense                                             165
Bonus Expense                                                     0
                                               --------------------
ONE TIME CHARGES                                                670
                                               --------------------

EBITDA                                                       (2,725)
                                               --------------------
EBITDA as a % of Revenue                                      -84.8%

Interest Income/Expense (net)                                   (21)
Depr/Amort Expense                                             (964)

NET INCOME/(LOSS)                                            (3,709)
                                               ====================
Net Income/(Loss) as % of Revenue                            -115.4%

SCIENT, INC. CONSOLIDATED BALANCE SHEET


                                                                                                                 8/30 VS 7/26
                                                                                  8/30/2002        7/26/2002        VARIANCE
                                                                                  ---------        ---------        --------
         ASSETS
Current Assets
   Cash and cash equivalents                                                        $ 3,618          $ 1,946            $ 1,673
   Restricted cash                                                                    3,589            3,589                  -
   Accounts receivable net of allowance for doubtful accounts                         9,667           12,076             (2,409)
   Prepaid exp and other current assets                                               4,476            4,684               (208)
                                                                            ----------------    -------------    ---------------

      Total Current assets                                                           21,351           22,295               (944)
   Property and equipment, net                                                       12,360           13,336               (976)
   Intangible assets, net                                                            33,082           33,158                (76)
   Other non current assets                                                           5,613            5,561                 52
                                                                            ----------------    -------------    ---------------

Total Assets                                                                       $ 72,406         $ 74,350           $ (1,944)
                                                                            ================    =============    ===============

         LIABILITIES AND STOCKHOLDERS EQUITY

Liabilities subject to compromise

Current Liabilities
   Accounts payable                                                                 $ 9,011          $ 9,972               (961)
   Restructuring and severance obligations                                            5,635            5,635                  -
   Accrued expenses and other current liabilities                                    16,358           15,879                479
                                                                            ----------------    -------------    ---------------

      Total current liabilities                                                      31,004           31,486               (482)
   Restructuring obligations long term                                                3,692            3,692                  -
   Notes payable to affiliates                                                            -                -                  -
   Term note                                                                          8,775            8,775                  -
   Other long term liabilities                                                          499              499                  -
                                                                            ----------------    -------------    ---------------

      Total liabilities subject to compromise                                        43,970           44,452               (482)


Liabilities not subject to compromise

Current Liabilities
   Accounts payable                                                                   2,599            1,072              1,527
   Restructuring and severance obligations                                              169              320               (151)
   Accrued expenses and other current liabilities                                        95              155                (60)
                                                                            ----------------    -------------    ---------------

      Total current liabilities                                                       2,863            1,547              1,316
   DIP Facility - SBI                                                                 2,825            2,101                724
                                                                            ----------------    -------------    ---------------

      Total liabilities not subject to compromise                                     5,688            3,649              2,040

      Total liabilities                                                              49,658           48,100              1,558
                                                                            ----------------    -------------    ---------------

Stockholders equity:
   Common Stock                                                                          19               19                  -
   Additional paid in capital                                                       702,101          702,101                  -
   Note receivable from stockholders                                                 (1,821)          (1,821)                 -
   Deferred compensation                                                               (396)            (396)                 -
   Accumulated deficit                                                             (675,108)        (671,399)            (3,709)
   Accumulated other comprehensive loss                                                (980)          (1,186)               207
   Treasury stock at cost                                                            (1,068)          (1,068)                 -
                                                                            ----------------    -------------    ---------------

Total stockholders equity                                                            22,748           26,250             (3,502)
                                                                            ----------------    -------------    ---------------

Total liabilities and stockholders equity                                          $ 72,406         $ 74,350           $ (1,944)
                                                                            ================    =============    ===============



SCIENT CORP. CONSOLIDATED BALANCE SHEET
08/30/02                                      SCIENT CORPORATION      IXL INC.           ENTERPRISES            VENTURES
                                              ------------------   --------------       --------------        --------------
                                                     USD                USD                  USD                    USD
                                              ------------------   --------------       --------------        --------------
ASSETS
    CURRENT ASSETS
        CASH
   100100 Checking (old)                          -74,880.02                0.00                0.00                  0.00
   100160 Bank Account #1                         102,818.35                0.00                0.00                  0.00
   100170 Bank Account #2                               0.00                0.00                0.00                  0.00
   100200 Payroll (old)                            -8,110.79            2,883.22                0.00                  0.00
   100300 Investment Account (old)                118,607.66                0.00                0.00                  0.00
   100500 Restricted Cash (old)                   432,052.66        3,157,230.08                0.00                  0.00
   100600 MS Investment Account (old)                   0.00                0.00                0.00                  0.00
   100700 Bank Account #3                             463.62                0.05                0.00                  0.00
   100800 Bank Account #4                               0.00              639.47                0.00                  0.00
   101100 Bank Account #5                               0.00           96,512.50                0.00                  0.00
   101200 Bank Account #6                               0.00                0.19                0.00                  0.00
   101300 Bank Account #7                        -220,989.61         -103,420.01                0.00              1,400.00
   101400 Bank Account #8                         320,462.75           10,649.75                0.00                  0.00
   101500 Bank Account #9                       1,350,149.14                0.00                0.00                  0.00
   101600 Payroll Account                        -234,315.10                0.00                0.00                  0.00
   103000 Bank Account #10                          1,916.71            2,500.00                0.00                  0.00
   104000 Short Term Investments #1                     0.00                0.00           78,680.09                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL CASH                            1,788,175.37        3,166,995.25           78,680.09              1,400.00
                                              --------------      --------------      --------------        --------------

        ACCOUNTS RECEIVABLE
   110000 A/R consulting                       11,871,690.33        1,121,869.65                0.00            -45,009.30
   110200 Allowance for Revenue Reversal       -3,410,990.52                0.00                0.00                  0.00
   110500 Allowance for Doubtful Account       -6,689,098.00       -1,187,000.27                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL AR                              1,771,601.81          (65,130.62)               0.00            (45,009.30)
                                              --------------      --------------      --------------        --------------

    OTHER CURRENT ASSETS
        OTHER RECEIVABLES
   110400 Other Receivables                     4,892,341.96           49,128.50                0.00                  0.00
   110600 Accrued Other Receivables                67,000.00                0.00                0.00                  0.00
   120000 Accrued Receivables                   1,406,459.77                0.49                0.00                  0.00
   120300 Accounts Receivable - Deferred           74,949.96                0.00                0.00                  0.00
   130100 Intercompany Receivable Trade                 0.00                0.00                0.00                  0.00
   131000 Interco Receivable                   14,013,746.01                0.00                0.00                  0.00
   148000 Notes Receivable - Short Term                 0.00                0.00           79,512.15                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER AR                       20,454,497.70           49,128.99           79,512.15                  0.00
                                              --------------      --------------      --------------        --------------

        PREPAIDS
   140000 Prepaid Expenses - Current                    0.00           50,007.07           49,687.50                  0.00
   140500 Prepaid - Rent                               -0.01                0.00                0.00                  0.00
   141000 Prepaid - Insurance                   2,044,065.43                0.00                0.00                  0.00
   141100 Prepaid-Capital Leases                  398,410.61                0.00                0.00                  0.00
   141500 Prepaid - Other                         225,756.52            9,064.01                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL PREPAIDS                        2,668,232.55           59,071.08           49,687.50                  0.00
                                              --------------      --------------      --------------        --------------

        OTHER CURRENT ASSETS
   142100 Input GST/VAT Recoverable               103,120.59                0.00                0.00                  0.00
   144000 Deposits                                714,911.55                0.00                0.00                  0.00
   145000 Other Current Assets                          0.00         -232,117.53                0.00                  0.00
   146000 Employee Advance                          8,892.50           11,119.53           35,000.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER CURRENT ASSETS              826,924.64         (220,998.00)          35,000.00                  0.00
                                              --------------      --------------      --------------        --------------
    TOTAL CURRENT ASSETS                       27,509,432.07        2,989,066.70          242,879.74            (43,609.30)
                                              --------------      --------------      --------------        --------------

    FIXED ASSETS
        FIXED ASSETS
   160000 Computer Equipment                   13,556,795.49        6,430,786.37           49,321.94              6,884.89
   161000 Office Equipment                        209,827.34                0.00                0.00                  0.00
   162000 Furniture & Fixtures                  2,352,596.15        2,033,826.69           13,082.49                  0.00
   163000 Computer Software                             0.00        5,511,318.19           17,123.33                  0.00
   164000 Leasehold Improvements               19,997,051.30        5,063,485.55                0.00                  0.00
   165000 Capitalized Software Developmn        2,297,938.41                0.00                0.00                  0.00
   166000 Equipment Under Capital Leases       11,926,761.37        2,224,101.35                0.00                  0.00
   167000 Vehicles                                      0.00           16,487.87                0.00                  0.00
   167500 Fixed Assets Suspense                         0.00        2,357,478.31                0.00                  0.00
   168000 Accumulated Depreciation            -34,326,358.54      -16,747,608.92          -54,516.68             -8,817.82
   168500 Accum Depreciation- Cap Leases      -11,407,195.40                0.00                0.00                  0.00
   169000 Accumulated Amortization             -2,416,726.57                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL FIXED ASSETS                    2,190,689.55        6,889,875.41           25,011.08             (1,932.93)
                                              --------------      --------------      --------------        --------------

        OTHER ASSETS
   185000 Organizational Costs                    692,557.26        1,317,866.58          641,336.16              3,636.00
   185200 Deposits - Noncurrent                   658,591.82        1,096,879.51           16,000.00                  0.00
   186400 Investment in Subsidiary                174,251.67                0.00      229,403,066.08            379,950.00
   186500 Long Term Investments                  -542,846.55                0.00                0.00                  0.00
   186700 Other Noncurrent Assets                       0.00               -0.35          163,320.25                  0.00
   186800 Goodwill                             24,903,135.92        3,409,373.02                0.00                  0.00
   186801 Scient Goodwill                         370,389.44                0.00                0.00                  0.00
   187000 Prepaid Expenses - Noncurrent                 0.00                0.00      307,960,200.96            183,922.08
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER ASSETS                   26,256,079.56        5,824,118.76      538,183,923.45            567,508.08
                                              --------------      --------------      --------------        --------------
TOTAL ASSETS                                   55,956,201.18       15,703,060.87      538,451,814.27            521,965.85
                                              ==============      ==============      ==============        ==============


LIABILITIES & EQUITY
    CURRENT LIABILITIES
        ACCOUNTS PAYABLES
   200000 Accounts Payable                      7,424,592.09        2,612,365.96           13,881.39             19,003.50
                                              --------------      --------------      --------------        --------------
          TOTAL ACCOUNTS PAYABLES               7,424,592.09        2,612,365.96           13,881.39             19,003.50
                                              --------------      --------------      --------------        --------------

    OTHER CURRENT LIABILITIES
        ACCRUED LIABILITIES
   210000 Accrued Payroll                               0.00                0.00                0.00                  0.00
   210100 Expense Reports Payable                 323,628.01                0.00                0.00                  0.00
   211000 Accrued Bonuses                       1,302,854.46          150,000.35                0.00                  0.00
   211100 Accrued Commission                       -3,263.07                0.00                0.00                  0.00
   211200 Accrued Purchase Orders                   5,495.90                0.00                0.00                  0.00
   211500 Accrued Liabilities-Other               168,673.56         -823,116.58          333,413.17               -105.54
   211501 Accrued Severance                       849,226.39                0.00                0.00                  0.00
   211503 Accrued Insurance                             0.00          -74,735.28                0.00                  0.00
   211504 Accrued Benefits                              0.00          107,289.42                0.00                  0.00
   211505 Accrued Telecom                               0.00          422,337.46                0.00                  0.00
   211525 Accrued Prof-Acctg                       24,759.00          322,493.00                0.00                  0.00
   211526 Accrued Prof-Legal                      808,467.21         -131,733.97                0.00                  0.00
   211527 Accrued Litigation Costs              1,406,086.09                0.00                0.00                  0.00
   211550 Accrued Taxes                         2,415,322.10          180,176.97                0.00                  0.00
   211600 Accrued Rent                            159,035.79           13,473.40                0.00                  0.00
   211700 Year End Accruals                       507,300.26                0.00                0.00                  0.00
   212000 Section 125 flex spend plan              16,455.28          -16,622.33                0.00                  0.00
   213000 401 K Liabilities                      -156,232.50           56,220.14                0.00                  0.00
   214000 Employee Withholdings                   211,671.04           25,759.30          -25,759.30                  0.00
   214500 ESPP Liability                          -43,648.95                0.00            4,549.00                  0.00
   214520 Commuter Check Payable                      500.10                0.00                0.00                  0.00
   214530 Internal Parking Garage                  -1,023.71                0.00                0.00                  0.00
   214600 Hypo Tax                              1,127,525.25                0.00                0.00                  0.00
   215000 Accrued Vacation Payable               -169,776.17                0.00                0.00                  0.00
   216000 Accrued Restructuring Costs           4,152,973.30        3,494,294.92                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL ACCRUED LIABILITIES            13,106,029.34        3,725,836.80          312,202.87               (105.54)
                                              --------------      --------------      --------------        --------------

        DEFERRED REVENUE
   220100 Deferred Revenue-Consulting           1,303,122.81                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL DEFERRED REVENUE                1,303,122.81                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------

        OTHER CURRENT LABILITIES
   230000 Output GST/VAT Payable                        0.00                0.00                0.00                  0.00
   230100 Output GST/VAT WriteOff                       0.00                0.00                0.00                  0.00
   260000 Other Current Liabilities                81,224.92          393,833.61                0.00                  0.00
   261000 Capital Lease - Current               2,327,453.27          279,298.96                0.00                  0.00
   263100 Intercompany Payable Trade                    0.00       16,019,323.58                0.00         13,156,955.85
   264000 Interco Payable-Non Trade           -35,586,838.12      280,886,752.98          304,096.66       -130,426,106.75
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER CURRENT LABILITIES      (33,178,159.93)     297,579,209.13          304,096.66       (117,269,150.90)
                                              --------------      --------------      --------------        --------------

        TOTAL OTHER CURRENT LIABILITIES       (18,769,007.78)     301,305,045.93          616,299.53       (117,269,256.44)
                                              --------------      --------------      --------------        --------------
    TOTAL CURRENT LIABILITIES                 (11,344,415.69)     303,917,411.89          630,180.92       (117,250,252.94)
                                              --------------      --------------      --------------        --------------

        LONG TERM LIABILITIES
   265000 Intercompany Note Payable                     0.00      113,991,622.19          142,500.32           -372,799.01
   270000 Notes Payable - LT                    8,774,999.99                0.00                0.00                  1.00
   270010 DIP Facility                          2,824,999.97                0.00                0.00                  0.00
   271500 Deposit Payable                          52,400.01          419,270.31                0.00                  0.00
   272000 Capital Lease - Noncurrent              811,187.53          182,270.92                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL LONG TERM LIABILITIES          12,463,587.50      114,593,163.42          142,500.32           (372,798.01)
                                              --------------      --------------      --------------        --------------

    TOTAL LONG TERM LIABILITIES                12,463,587.50      114,593,163.42          142,500.32           (372,798.01)
                                              --------------      --------------      --------------        --------------
TOTAL LIABILITIES                               1,119,171.81      418,510,575.31          772,681.24       (117,623,050.95)
                                              --------------      --------------      --------------        --------------
EQUITY
        PREFERRED STOCK
                                              --------------      --------------      --------------        --------------
          TOTAL PREFERRED STOCK                         0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
        COMMON STOCK
   310100 APIC                                  3,767,000.00        6,000,000.00      630,741,282.04                  0.00
   310300 Par Value                            -1,876,015.00       81,429,028.91          975,111.18        132,845,785.22
   310500 Stock Subscription Receivable                 0.00                0.00       -1,820,500.00                  0.00
   311000 Unearned Compensation                    75,000.00                0.00         -470,999.92                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL COMMON STOCK                    1,965,985.00       87,429,028.91      629,424,893.30        132,845,785.22
                                              --------------      --------------      --------------        --------------

        TREASURY STOCK
   330000 Treasury Stock                         -179,985.00                0.00         -887,852.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL TREASURY STOCK                   (179,985.00)               0.00         (887,852.00)                 0.00
                                              --------------      --------------      --------------        --------------

   399800 Cumulative Translation Adj            7,768,070.60                0.00          -18,578.00                  0.00
                                              --------------      --------------      --------------        --------------
          CUMULATIVE TRANSLATION ADJ            7,768,070.60                0.00          (18,578.00)                 0.00
                                              --------------      --------------      --------------        --------------

   300300 Opening Bal Equity                            0.00     -332,565,030.38      -85,086,656.80        -39,783,787.73
   320000 Equity in Subsidiary                 62,512,611.00                0.00                0.00                  0.00
   399900 Retained Earnings                       549,096.65     -151,873,596.75       -5,797,859.10         14,609,922.56
                                              --------------      --------------      --------------        --------------
          RETAINED EARNINGS                    63,061,707.65     (484,438,627.13)     (90,884,515.90)       (25,173,865.17)
                                              --------------      --------------      --------------        --------------

   340000 Accumulated Other Comprehensiv                0.00                0.00           38,680.09                  0.00
                                              --------------      --------------      --------------        --------------
          ACCUMULATED OTHER COMPREHENSIVE               0.00                0.00           38,680.09                  0.00
                                              --------------      --------------      --------------        --------------

          NET INCOME                          (17,778,748.88)      (5,797,916.22)           6,505.54         10,473,096.75
                                              --------------      --------------      --------------        --------------
Total Equity                                   54,837,029.37     (402,807,514.44)     537,679,133.03        118,145,016.80
                                              --------------      --------------      --------------        --------------
TOTAL LIABILITIES AND EQUITY                   55,956,201.18       15,703,060.87      538,451,814.27            521,965.85
                                              ==============      ==============      ==============        ==============





(Table Continued)

08/30/02                                      SCIENT INTERNATIONAL  SCIENT UK LTD.      SCIENT FRANCE         SCIENT HK LTD.
                                              -------------------- --------------       --------------        --------------
                                                     USD                USD                  USD                    USD
                                              ------------------   --------------       --------------        --------------


ASSETS
    CURRENT ASSETS
        CASH
   100100 Checking (old)                                0.00                0.00                0.00                153.85
   100160 Bank Account #1                               0.00                0.00                0.00                  0.00
   100170 Bank Account #2                         849,220.73                0.01                0.00                  0.00
   100200 Payroll (old)                                 0.00                0.00                0.00                  0.00
   100300 Investment Account (old)                      0.00               -0.01                0.00                  0.00
   100500 Restricted Cash (old)                         0.00                0.00                0.00                  0.00
   100600 MS Investment Account (old)                   0.00          747,944.40                0.00                  0.00
   100700 Bank Account #3                          -1,659.98         -254,652.51                0.00             27,495.69
   100800 Bank Account #4                       1,288,823.03                0.00                0.00                335.13
   101100 Bank Account #5                               0.00                0.00                0.00                  0.00
   101200 Bank Account #6                               0.00                0.00                0.00                  0.00
   101300 Bank Account #7                               0.00                0.00                0.00                  0.00
   101400 Bank Account #8                               0.00                0.00                0.00                  0.00
   101500 Bank Account #9                      -1,132,113.05                0.00                0.00                  0.00
   101600 Payroll Account                               0.00                0.00                0.00                  0.00
   103000 Bank Account #10                              0.00               -0.01                0.00                  0.00
   104000 Short Term Investments #1                     0.00                0.00                0.00                  0.00
                                                ------------        ------------        ------------          ------------
          TOTAL CASH                            1,004,270.73          493,291.88                0.00             27,984.67
                                                ------------        ------------        ------------          ------------

        ACCOUNTS RECEIVABLE
   110000 A/R consulting                           70,868.03        1,451,832.58                0.00                  0.00
   110200 Allowance for Revenue Reversal                0.00                0.00                0.00                  0.00
   110500 Allowance for Doubtful Account                0.00         -190,976.18                0.00                  0.00
                                                ------------        ------------        ------------          ------------
          TOTAL AR                                 70,868.03        1,260,856.40                0.00                  0.00
                                                ------------        ------------        ------------          ------------

    OTHER CURRENT ASSETS
        OTHER RECEIVABLES
   110400 Other Receivables                             0.00                0.00                0.00                  0.00
   110600 Accrued Other Receivables                     0.00                0.00                0.00                  0.00
   120000 Accrued Receivables                          -0.02                0.00                0.00                  0.00
   120300 Accounts Receivable - Deferred               -0.03                0.00                0.00                  0.00
   130100 Intercompany Receivable Trade                 0.00          130,886.98                0.00                  0.00
   131000 Interco Receivable                            0.00         -785,254.69                0.00                  0.00
   148000 Notes Receivable - Short Term                 0.00                0.00                0.00                  0.00
                                                ------------        ------------        ------------          ------------
          TOTAL OTHER AR                               (0.05)        (654,367.71)               0.00                  0.00
                                                ------------        ------------        ------------          ------------

        PREPAIDS
   140000 Prepaid Expenses - Current                    0.00                0.00                0.00                  0.00
   140500 Prepaid - Rent                                0.00          285,786.76                0.00                  0.00
   141000 Prepaid - Insurance                      11,198.41           61,961.60                0.00                  0.00
   141100 Prepaid-Capital Leases                        0.00                0.00                0.00                  0.00
   141500 Prepaid - Other                               0.00           57,226.08                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL PREPAIDS                           11,198.41          404,974.44                0.00                  0.00
                                              --------------      --------------      --------------        --------------

        OTHER CURRENT ASSETS
   142100 Input GST/VAT Recoverable                     0.00          438,079.26                0.00                  0.00
   144000 Deposits                                     -0.01            6,959.07                0.00                  0.00
   145000 Other Current Assets                          0.00                0.00                0.00                  0.00
   146000 Employee Advance                              0.00           10,258.47                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER CURRENT ASSETS                   (0.01)         455,296.80                0.00                  0.00
                                              --------------      --------------      --------------        --------------
    Total Current Assets                        1,086,337.11        1,960,051.81                0.00             27,984.67
                                              --------------      --------------      --------------        --------------

    FIXED ASSETS
        FIXED ASSETS
   160000 Computer Equipment                            0.00        2,499,459.98                0.00                  0.00
   161000 Office Equipment                              0.00            6,409.63                0.00                  0.00
   162000 Furniture & Fixtures                          0.00        1,004,126.15                0.00                  0.00
   163000 Computer Software                             0.00          222,112.80                0.00                  0.00
   164000 Leasehold Improvements                        0.00        5,699,359.54                0.00                  0.00
   165000 Capitalized Software Developmn                0.00                0.00                0.00                  0.00
   166000 Equipment Under Capital Leases                0.00           67,146.23                0.00                  0.00
   167000 Vehicles                                      0.00                0.00                0.00                  0.00
   167500 Fixed Assets Suspense                         0.00                0.00                0.00                  0.00
   168000 Accumulated Depreciation                      0.00       -5,911,512.98                0.00                  0.00
   168500 Accum Depreciation- Cap Leases                0.00                0.00                0.00                  0.00
   169000 Accumulated Amortization                      0.00         -346,470.08                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL FIXED ASSETS                            0.00        3,240,631.27                0.00                  0.00
                                              --------------      --------------      --------------        --------------

        OTHER ASSETS
   185000 Organizational Costs                          0.00          173,863.49                0.00                  0.00
   185200 Deposits - Noncurrent                         0.01          235,278.61                0.00                  0.00
   186400 Investment in Subsidiary             14,460,540.73                0.00                0.00                  0.00
   186500 Long Term Investments                   565,175.70                0.00                0.00                  0.00
   186700 Other Noncurrent Assets                       0.00                0.00                0.00                  0.00
   186800 Goodwill                                      0.00        4,791,930.90                0.00                  0.00
   186801 Scient Goodwill                               0.00                0.00                0.00                  0.00
   187000 Prepaid Expenses - Noncurrent                 0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER ASSETS                   15,025,716.44        5,201,073.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
TOTAL ASSETS                                   16,112,053.55       10,401,756.08                0.00             27,984.67
                                              ==============      ==============      ==============        ==============

LIABILITIES & EQUITY
    CURRENT LIABILITIES
        ACCOUNTS PAYABLES
   200000 Accounts Payable                           -579.05        1,420,659.70                0.00                641.03
                                              --------------      --------------      --------------        --------------
          TOTAL ACCOUNTS PAYABLES                    (579.05)       1,420,659.70                0.00                641.03
                                              --------------      --------------      --------------        --------------

    OTHER CURRENT LIABILITIES
        ACCRUED LIABILITIES
   210000 Accrued Payroll                               0.00           65,952.38                0.00                  0.00
   210100 Expense Reports Payable                      -0.01           61,365.44                0.00                  0.00
   211000 Accrued Bonuses                               0.00                0.00                0.00                  0.00
   211100 Accrued Commission                            0.00                0.00                0.00                  0.00
   211200 Accrued Purchase Orders                       0.01                0.00                0.00                  0.00
   211500 Accrued Liabilities-Other                     0.01          379,653.86                0.00                  0.00
   211501 Accrued Severance                             0.00                0.00                0.00                  0.00
   211503 Accrued Insurance                             0.00                0.00                0.00                  0.00
   211504 Accrued Benefits                              0.00                0.00                0.00                  0.00
   211505 Accrued Telecom                               0.00                0.00                0.00                  0.00
   211525 Accrued Prof-Acctg                            0.00                0.00                0.00                  0.00
   211526 Accrued Prof-Legal                            0.00                0.00                0.00                  0.00
   211527 Accrued Litigation Costs                      0.00                0.00                0.00                  0.00
   211550 Accrued Taxes                                 0.00                0.00                0.00                  0.00
   211600 Accrued Rent                                  0.00                0.02                0.00                  0.00
   211700 Year End Accruals                             0.00                0.00                0.00                  0.00
   212000 Section 125 flex spend plan                   0.00                0.00                0.00                  0.00
   213000 401 K Liabilities                             0.00          121,392.21                0.00                  0.00
   214000 Employee Withholdings                         0.00          782,306.20                0.00                  0.00
   214500 ESPP Liability                                0.00                0.01                0.00                  0.00
   214520 Commuter Check Payable                        0.00                0.00                0.00                  0.00
   214530 Internal Parking Garage                       0.00                0.00                0.00                  0.00
   214600 Hypo Tax                                      0.00                0.00                0.00                  0.00
   215000 Accrued Vacation Payable                      0.01                0.00                0.00                  0.00
   216000 Accrued Restructuring Costs                   0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL ACCRUED LIABILITIES                     0.02        1,410,670.12                0.00                  0.00
                                              --------------      --------------      --------------        --------------

        DEFERRED REVENUE
   220100 Deferred Revenue-Consulting             331,431.78          411,785.82                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL DEFERRED REVENUE                  331,431.78          411,785.82                0.00                  0.00
                                              --------------      --------------      --------------        --------------

        OTHER CURRENT LABILITIES
   230000 Output GST/VAT Payable                        0.00          428,603.76                0.00                  0.00
   230100 Output GST/VAT WriteOff                       0.00             -568.82                0.00                  0.00
   260000 Other Current Liabilities                     0.00                0.00                0.00                  0.00
   261000 Capital Lease - Current                       0.00                0.00                0.00                  0.00
   263100 Intercompany Payable Trade                   -0.01       10,396,753.91                0.00                  0.00
   264000 Interco Payable-Non Trade            32,021,082.48       12,586,239.10                0.01            719,881.15
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER CURRENT LABILITIES       32,021,082.47       23,411,027.95                0.01            719,881.15
                                              --------------      --------------      --------------        --------------

        TOTAL OTHER CURRENT LIABILITIES        32,352,514.27       25,233,483.89                0.01            719,881.15
                                              --------------      --------------      --------------        --------------
    TOTAL CURRENT LIABILITIES                  32,351,935.22       26,654,143.59                0.01            720,522.18
                                              --------------      --------------      --------------        --------------

        LONG TERM LIABILITIES
   265000 Intercompany Note Payable                     0.00         -478,429.22                0.00                  0.00
   270000 Notes Payable - LT                            0.00                0.00                0.00                  0.00
   270010 DIP Facility                                  0.00                0.00                0.00                  0.00
   271500 Deposit Payable                               0.00                0.00                0.00                  0.00
   272000 Capital Lease - Noncurrent                    0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL LONG TERM LIABILITIES                   0.00         (478,429.22)               0.00                  0.00
                                              --------------      --------------      --------------        --------------
    TOTAL LONG TERM LIABILITIES                         0.00         (478,429.22)               0.00                  0.00
                                              --------------      --------------      --------------        --------------
TOTAL LIABILITIES                              32,351,935.22       26,175,714.37                0.01            720,522.18
                                              --------------      --------------      --------------        --------------

EQUITY
        PREFERRED STOCK
                                              --------------      --------------      --------------        --------------
          TOTAL PREFERRED STOCK                         0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
        COMMON STOCK
   310100 APIC                                          0.00                0.00                0.00                  0.00
   310300 Par Value                                     0.00       13,991,416.20                0.00                  0.00
   310500 Stock Subscription Receivable                 0.00                0.00                0.00                  0.00
   311000 Unearned Compensation                         0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL COMMON STOCK                            0.00       13,991,416.20                0.00                  0.00
                                              --------------      --------------      --------------        --------------

        TREASURY STOCK
   330000 Treasury Stock                                0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          TOTAL TREASURY STOCK                          0.00                0.00                0.00                  0.00
                                              --------------      --------------      --------------        --------------

   399800 Cumulative Translation Adj           -3,317,282.15         -585,158.20          846,888.63           -654,481.36
                                              --------------      --------------      --------------        --------------
          CUMULATIVE TRANSLATION ADJ           (3,317,282.15)        (585,158.20)         846,888.63           (654,481.36)
                                              --------------      --------------      --------------        --------------

   300300 Opening Bal Equity                            0.00      -20,180,519.72                0.00                  0.00
   320000 Equity in Subsidiary                          0.00                0.00                0.00                  0.00
   399900 Retained Earnings                   -13,643,909.58        2,921,576.27         -846,888.64            -38,056.15
                                              --------------      --------------      --------------        --------------
          RETAINED EARNINGS                   (13,643,909.58)     (17,258,943.45)        (846,888.64)           (38,056.15)
                                              --------------      --------------      --------------        --------------

   340000 Accumulated Other Comprehensiv                0.00       -1,873,634.91                0.00                  0.00
                                              --------------      --------------      --------------        --------------
          ACCUMULATED OTHER COMPREHENSIVE               0.00       (1,873,634.91)               0.00                  0.00
                                              --------------      --------------      --------------        --------------

          NET INCOME                              721,310.06      (10,047,637.93)               0.00                 (0.00)
                                              --------------      --------------      --------------        --------------
Total Equity                                  (16,239,881.67)     (15,773,958.29)              (0.01)          (692,537.51)
                                              --------------      --------------      --------------        --------------

TOTAL LIABILITIES AND EQUITY                   16,112,053.55       10,401,756.08               (0.00)            27,984.67
                                              ==============      ==============      ==============        ==============




(Table Continued)



SCIENT CORP. CONSOLIDATED BALANCE SHEET
08/30/02                                         SCIENT JAPAN      SCIENT GERMANY       SCIENT CAPITAL       SINGAPORE GW AMORT
                                              ------------------   --------------       --------------       ------------------
                                                     USD                USD                  USD                    USD
                                              ------------------   --------------       --------------       ------------------


ASSETS
    CURRENT ASSETS
        CASH
   100100 Checking (old)                                0.00          122,776.44                0.00                 0.00
   100160 Bank Account #1                               0.01           24,636.18                0.00                 0.00
   100170 Bank Account #2                               0.00                0.00                0.00                 0.00
   100200 Payroll (old)                                 0.00                0.00                0.00                 0.00
   100300 Investment Account (old)                      0.00                0.00                0.00                 0.00
   100500 Restricted Cash (old)                         0.00                0.00                0.00                 0.00
   100600 MS Investment Account (old)                   0.00                0.00                0.00                 0.00
   100700 Bank Account #3                               0.00                0.00                0.00                 0.00
   100800 Bank Account #4                               0.00                0.00                0.00                 0.00
   101100 Bank Account #5                               0.00                0.00                0.00                 0.00
   101200 Bank Account #6                               0.00                0.00                0.00                 0.00
   101300 Bank Account #7                               0.00                0.00                0.00                 0.00
   101400 Bank Account #8                               0.00                0.00                0.00                 0.00
   101500 Bank Account #9                               0.00                0.00                0.00                 0.00
   101600 Payroll Account                               0.00                0.00                0.00                 0.00
   103000 Bank Account #10                              0.00                0.00                0.00                 0.00
   104000 Short Term Investments #1                     0.00                0.00                0.00                 0.00
                                                ------------        ------------        ------------          ------------
          TOTAL CASH                                    0.01          147,412.62                0.00                 0.00
                                                ------------        ------------        ------------          ------------

        ACCOUNTS RECEIVABLE
   110000 A/R consulting                                0.00                0.00                0.00                 0.00
   110200 Allowance for Revenue Reversal                0.00                0.00                0.00                 0.00
   110500 Allowance for Doubtful Account                0.00                0.00                0.00                 0.00
                                                ------------        ------------        ------------          ------------
          TOTAL AR                                      0.00                0.00                0.00                 0.00
                                                ------------        ------------        ------------          ------------

    OTHER CURRENT ASSETS
        OTHER RECEIVABLES
   110400 Other Receivables                             0.00                0.00                0.00                 0.00
   110600 Accrued Other Receivables                     0.00                0.00                0.00                 0.00
   120000 Accrued Receivables                           0.00                0.00                0.00                 0.00
   120300 Accounts Receivable - Deferred                0.00                0.00                0.00                 0.00
   130100 Intercompany Receivable Trade                 0.00                0.00                0.00                 0.00
   131000 Interco Receivable                            0.00                0.00                0.00                 0.00
   148000 Notes Receivable - Short Term                 0.00                0.00                0.00                 0.00
                                                ------------        ------------        ------------          ------------
          TOTAL OTHER AR                                0.00                0.00                0.00                 0.00
                                                ------------        ------------        ------------          ------------

        PREPAIDS
   140000 Prepaid Expenses - Current                    0.00                0.00                0.00                 0.00
   140500 Prepaid - Rent                                0.00                0.00                0.00                 0.00
   141000 Prepaid - Insurance                           0.00                0.00                0.00                 0.00
   141100 Prepaid-Capital Leases                        0.00                0.00                0.00                 0.00
   141500 Prepaid - Other                               0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL PREPAIDS                                0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------

        OTHER CURRENT ASSETS
   142100 Input GST/VAT Recoverable                     0.00               81.94                0.00                 0.00
   144000 Deposits                                      0.00            7,312.67                0.00                 0.00
   145000 Other Current Assets                          0.00                0.00                0.00                 0.00
   146000 Employee Advance                              0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER CURRENT ASSETS                    0.00            7,394.61                0.00                 0.00
                                              --------------      --------------      --------------        --------------
    Total Current Assets                                0.01          154,807.23                0.00                 0.00
                                              --------------      --------------      --------------        --------------

    FIXED ASSETS
        FIXED ASSETS
   160000 Computer Equipment                            0.00                0.00                0.00                 0.00
   161000 Office Equipment                              0.00               -0.01                0.00                 0.00
   162000 Furniture & Fixtures                          0.00                0.00                0.00                 0.00
   163000 Computer Software                             0.00                0.00                0.00                 0.00
   164000 Leasehold Improvements                        0.00                0.00                0.00                 0.00
   165000 Capitalized Software Developmn                0.00                0.00                0.00                 0.00
   166000 Equipment Under Capital Leases                0.00                0.00                0.00                 0.00
   167000 Vehicles                                      0.00                0.00                0.00                 0.00
   167500 Fixed Assets Suspense                         0.00                0.00                0.00                 0.00
   168000 Accumulated Depreciation                      0.00                0.00                0.00                 0.00
   168500 Accum Depreciation- Cap Leases                0.00                0.00                0.00                 0.00
   169000 Accumulated Amortization                      0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL FIXED ASSETS                            0.00               (0.01)               0.00                 0.00
                                              --------------      --------------      --------------        --------------

        OTHER ASSETS
   185000 Organizational Costs                          0.00                0.00                0.00                 0.00
   185200 Deposits - Noncurrent                         0.00                0.00                0.00                 0.00
   186400 Investment in Subsidiary                      0.00                0.00                0.00       -14,017,700.00
   186500 Long Term Investments                         0.00                0.00                0.00                 0.00
   186700 Other Noncurrent Assets                       0.00                0.00                0.00                 0.00
   186800 Goodwill                                      0.00                0.00                0.00                 0.00
   186801 Scient Goodwill                               0.00                0.00                0.00                 0.00
   187000 Prepaid Expenses - Noncurrent                 0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER ASSETS                            0.00                0.00                0.00       (14,017,700.00)
                                              --------------      --------------      --------------        --------------
TOTAL ASSETS                                            0.01          154,807.22                0.00       (14,017,700.00)
                                              ==============      ==============      ==============        ==============

LIABILITIES & EQUITY
    CURRENT LIABILITIES
        ACCOUNTS PAYABLES
   200000 Accounts Payable                              0.00          116,920.74                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL ACCOUNTS PAYABLES                       0.00          116,920.74                0.00                 0.00
                                              --------------      --------------      --------------        --------------

    OTHER CURRENT LIABILITIES
        ACCRUED LIABILITIES
   210000 Accrued Payroll                               0.00               -0.01                0.00                 0.00
   210100 Expense Reports Payable                       0.00                0.00                0.00                 0.00
   211000 Accrued Bonuses                               0.00                0.00                0.00                 0.00
   211100 Accrued Commission                            0.00                0.00                0.00                 0.00
   211200 Accrued Purchase Orders                       0.00                0.00                0.00                 0.00
   211500 Accrued Liabilities-Other                    -0.01           10,662.39                0.00                 0.00
   211501 Accrued Severance                             0.00                0.00                0.00                 0.00
   211503 Accrued Insurance                             0.00                0.00                0.00                 0.00
   211504 Accrued Benefits                              0.00                0.00                0.00                 0.00
   211505 Accrued Telecom                               0.00                0.00                0.00                 0.00
   211525 Accrued Prof-Acctg                            0.00                0.00                0.00                 0.00
   211526 Accrued Prof-Legal                            0.00                0.00                0.00                 0.00
   211527 Accrued Litigation Costs                      0.00                0.00                0.00                 0.00
   211550 Accrued Taxes                                 0.00                0.00                0.00                 0.00
   211600 Accrued Rent                                  0.00                0.00                0.00                 0.00
   211700 Year End Accruals                             0.00                0.00                0.00                 0.00
   212000 Section 125 flex spend plan                   0.00                0.00                0.00                 0.00
   213000 401 K Liabilities                             0.00                0.00                0.00                 0.00
   214000 Employee Withholdings                         0.00                0.00                0.00                 0.00
   214500 ESPP Liability                                0.00                0.00                0.00                 0.00
   214520 Commuter Check Payable                        0.00                0.00                0.00                 0.00
   214530 Internal Parking Garage                       0.00                0.00                0.00                 0.00
   214600 Hypo Tax                                      0.00                0.00                0.00                 0.00
   215000 Accrued Vacation Payable                      0.00                0.00                0.00                 0.00
   216000 Accrued Restructuring Costs                   0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL ACCRUED LIABILITIES                    (0.01)          10,662.38                0.00                 0.00
                                              --------------      --------------      --------------        --------------

        DEFERRED REVENUE
   220100 Deferred Revenue-Consulting                   0.00               0.00                 0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL DEFERRED REVENUE                        0.00               0.00                 0.00                 0.00
                                              --------------      --------------      --------------        --------------

        OTHER CURRENT LABILITIES
   230000 Output GST/VAT Payable                        0.00                0.00                0.00                 0.00
   230100 Output GST/VAT WriteOff                       0.00                0.00                0.00                 0.00
   260000 Other Current Liabilities                     0.00                0.00                0.00                 0.00
   261000 Capital Lease - Current                       0.00                0.00                0.00                 0.00
   263100 Intercompany Payable Trade                    0.00                0.00                0.00                 0.00
   264000 Interco Payable-Non Trade                    -0.01          975,517.91                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL OTHER CURRENT LABILITIES               (0.01)         975,517.91                0.00                 0.00
                                              --------------      --------------      --------------        --------------
        TOTAL OTHER CURRENT LIABILITIES                (0.02)         986,180.29                0.00                 0.00
                                              --------------      --------------      --------------        --------------
    TOTAL CURRENT LIABILITIES                          (0.02)       1,103,101.03                0.00                 0.00
                                              --------------      --------------      --------------        --------------

        LONG TERM LIABILITIES
   265000 Intercompany Note Payable                     0.00                0.00                0.00                 0.00
   270000 Notes Payable - LT                            0.00                0.00                0.00                 0.00
   270010 DIP Facility                                  0.00                0.00                0.00                 0.00
   271500 Deposit Payable                               0.00                0.00                0.00                 0.00
   272000 Capital Lease - Noncurrent                    0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL LONG TERM LIABILITIES                   0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------

    TOTAL LONG TERM LIABILITIES                         0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------

TOTAL LIABILITIES                                      (0.02)       1,103,101.03                0.00                 0.00
                                              --------------      --------------      --------------        --------------

EQUITY
        PREFERRED STOCK
                                              --------------      --------------      --------------        --------------
          TOTAL PREFERRED STOCK                         0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------

        COMMON STOCK
   310100 APIC                                          0.00                0.00                0.00                 0.00
   310300 Par Value                                     0.00                0.00                0.00                 0.00
   310500 Stock Subscription Receivable                 0.00                0.00                0.00                 0.00
   311000 Unearned Compensation                         0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL COMMON STOCK                            0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------

        TREASURY STOCK
   330000 Treasury Stock                                0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          TOTAL TREASURY STOCK                          0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------

   399800 Cumulative Translation Adj              450,693.14         -931,231.82                0.00        -4,666,664.00
                                              --------------      --------------      --------------        --------------
          CUMULATIVE TRANSLATION ADJ              450,693.14         (931,231.82)               0.00         (4,666,664.00)
                                              --------------      --------------      --------------        --------------

   300300 Opening Bal Equity                            0.00                0.00                0.00                 0.00
   320000 Equity in Subsidiary                          0.00                0.00                0.00                 0.00
   399900 Retained Earnings                      -450,693.11          -17,061.99                0.00        -9,351,036.00
                                              --------------      --------------      --------------        --------------
          RETAINED EARNINGS                      (450,693.11)         (17,061.99)               0.00         (9,351,036.00)
                                              --------------      --------------      --------------        --------------

   340000 Accumulated Other Comprehensiv                0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------
          ACCUMULATED OTHER COMPREHENSIVE               0.00                0.00                0.00                 0.00
                                              --------------      --------------      --------------        --------------

          NET INCOME                                    0.00               (0.00)               0.00                 0.00
                                              --------------      --------------      --------------        --------------

Total Equity                                            0.03         (948,293.81)               0.00        (14,017,700.00)
                                              --------------      --------------      --------------        --------------

TOTAL LIABILITIES AND EQUITY                            0.01          154,807.22                0.00        (14,017,700.00)
                                              ==============      ==============      ==============        ==============




(Table Continued)
                                                                                     ADJ. TO
                                                                                   BE RECORDED                         TOTAL OF
                                           IXL ITALIA        IXL INTERNATIONAL  SCIENT INTERNATIONAL  ELIMINATIONS      ALL BU'S
                                           ------------     ------------------ ---------------------  ------------   ---------------
                                               USD                  USD            USD                  USD                USD
                                           ------------     ------------------ ---------------------  ------------   ---------------

ASSETS
    CURRENT ASSETS
        CASH
   100100 Checking (old)                           0.00           98,187.00                                               146,237.27
   100160 Bank Account #1                       -427.38                0.00                                               127,027.16
   100170 Bank Account #2                          0.00                0.00     -135,002.96                               714,217.78
   100200 Payroll (old)                            0.00                0.00                                                -5,227.57
   100300 Investment Account (old)                 0.00                0.00                                               118,607.65
   100500 Restricted Cash (old)                    0.00                0.00                                             3,589,282.74
   100600 MS Investment Account (old)              0.00                0.00                                               747,944.40
   100700 Bank Account #3                          0.00                0.00                                              -228,353.13
   100800 Bank Account #4                          0.00                0.00   -1,309,552.88                               -19,755.25
   101100 Bank Account #5                          0.00                0.00                                                96,512.50
   101200 Bank Account #6                          0.00                0.00                                                     0.19
   101300 Bank Account #7                    126,059.52                0.00                                              -196,950.10
   101400 Bank Account #8                          0.00                0.00                                               331,112.50
   101500 Bank Account #9                          0.00                0.00    1,720,285.96                             1,938,322.05
   101600 Payroll Account                          0.00                0.00                                              -234,315.10
   103000 Bank Account #10                         0.00                0.00                                                 4,416.70
   104000 Short Term Investments #1                0.00                0.00                                                78,680.09
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL CASH                         125,632.14           98,187.00      275,730.12                             7,207,759.88
                                           ------------        ------------    ------------        ------------        ------------

        ACCOUNTS RECEIVABLE
   110000 A/R consulting                     323,457.43           27,167.00      -20,629.65                            14,801,246.07
   110200 Allowance for Revenue Reversal           0.00                0.00                                            -3,410,990.52
   110500 Allowance for Doubtful Account    -146,323.75                0.00                                            -8,213,398.20
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL AR                           177,133.68           27,167.00      -20,629.65                             3,176,857.35
                                           ------------        ------------    ------------        ------------         ------------

    OTHER CURRENT ASSETS
        OTHER RECEIVABLES
   110400 Other Receivables                        0.00                0.00                                             4,941,470.46
   110600 Accrued Other Receivables                0.00                0.00                                                67,000.00
   120000 Accrued Receivables                      0.01                0.00                                             1,406,460.25
   120300 Accounts Receivable - Deferred           0.00                0.00                                                74,949.93
   130100 Intercompany Receivable Trade            0.00                0.00                         -130,886.98                 0.00
   131000 Interco Receivable                       0.00                0.00                      -13,228,491.32                 0.00
   148000 Notes Receivable - Short Term            0.00                0.00                                                79,512.15
                                           ------------        ------------    ------------     ---------------         ------------
          TOTAL OTHER AR                           0.01                0.00            0.00      -13,359,378.30         6,569,392.79
                                           ------------        ------------    ------------     ---------------         ------------

        PREPAIDS
   140000 Prepaid Expenses - Current               0.00                0.00                                                99,694.57
   140500 Prepaid - Rent                         241.96           99,581.00                                               385,609.71
   141000 Prepaid - Insurance                      0.00                0.00                                             2,117,225.44
   141100 Prepaid-Capital Leases                   0.00                0.00                                               398,410.61
   141500 Prepaid - Other                          0.00                0.00                                               292,046.61
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL PREPAIDS                         241.96           99,581.00            0.00                             3,292,986.94
                                           ------------        ------------    ------------        ------------         ------------

        OTHER CURRENT ASSETS
   142100 Input GST/VAT Recoverable                0.00                0.00                                               541,281.79
   144000 Deposits                                 0.00                0.00                                               729,183.28
   145000 Other Current Assets                     0.00                0.00                                              -232,117.53
   146000 Employee Advance                         0.00                0.00                                                65,270.50
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL OTHER CURRENT ASSETS               0.00                0.00            0.00                             1,103,618.04
                                           ------------        ------------    ------------        ------------         ------------
    Total Current Assets                     303,007.79          224,935.00      255,100.47      -13,359,378.30        21,350,615.00

    FIXED ASSETS
        FIXED ASSETS
   160000 Computer Equipment                       0.00           21,689.16                                            22,564,937.83
   161000 Office Equipment                         0.00                0.00                                               216,236.96
   162000 Furniture & Fixtures                     0.00                0.00                                             5,403,631.48
   163000 Computer Software                        0.00                0.00                                             5,750,554.32
   164000 Leasehold Improvements                   0.00                0.00                                            30,759,896.39
   165000 Capitalized Software Developmn           0.00                0.00                                             2,297,938.41
   166000 Equipment Under Capital Leases           0.00                0.00                                            14,218,008.95
   167000 Vehicles                                 0.00                0.00                                                16,487.87
   167500 Fixed Assets Suspense                    0.00                0.00                                             2,357,478.31
   168000 Accumulated Depreciation                 0.00           -5,721.16                                           -57,054,536.10
   168500 Accum Depreciation- Cap Leases           0.00                0.00                                           -11,407,195.40
   169000 Accumulated Amortization                 0.00                0.00                                            -2,763,196.65
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL FIXED ASSETS                       0.00           15,968.00                                            12,360,242.37
                                           ------------        ------------    ------------        ------------         ------------

        OTHER ASSETS
   185000 Organizational Costs                     0.00                0.00                                             2,829,259.49
   185200 Deposits - Noncurrent                2,567.59                0.00                                             2,009,317.54
   186400 Investment in Subsidiary                 0.00           -2,871.00                     -229,785,775.89           611,461.59
   186500 Long Term Investments                    0.00                0.00                          -22,329.15                 0.00
   186700 Other Noncurrent Assets                  0.00                0.00                                               163,319.90
   186800 Goodwill                                 0.00                0.00                         -393,093.00        32,711,346.84
   186801 Scient Goodwill                          0.00                0.00                                               370,389.44
   187000 Prepaid Expenses - Noncurrent            0.00                0.00                     -308,144,123.04                 0.00
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL OTHER ASSETS                   2,567.59           -2,871.00                     -538,345,321.08        38,695,094.80
                                           ------------        ------------    ------------        ------------         ------------
TOTAL ASSETS                                 305,575.38          238,032.00                     -551,704,699.38        72,405,952.17
                                         ==============      ==============    ============      ==============        =============

LIABILITIES & EQUITY
    CURRENT LIABILITIES
        ACCOUNTS PAYABLES
   200000 Accounts Payable                        -4.05            2,797.00                                            11,610,278.31
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL ACCOUNTS PAYABLES                 -4.05            2,797.00                                            11,610,278.31
                                           ------------        ------------    ------------        ------------         ------------

    OTHER CURRENT LIABILITIES
        ACCRUED LIABILITIES
   210000 Accrued Payroll                          0.00                0.00                                                65,952.37
   210100 Expense Reports Payable                  0.00                0.00                                               384,993.44
   211000 Accrued Bonuses                          0.00                0.00                                             1,452,854.81
   211100 Accrued Commission                       0.00                0.00                                                -3,263.07
   211200 Accrued Purchase Orders                  0.00                0.00                                                 5,495.91
   211500 Accrued Liabilities-Other          112,503.02          279,993.00                         -393,093.00            68,583.88
   211501 Accrued Severance                        0.00                0.00                                               849,226.39
   211503 Accrued Insurance                        0.00                0.00                                               -74,735.28
   211504 Accrued Benefits                         0.00                0.00                                               107,289.42
   211505 Accrued Telecom                          0.00                0.00                                               422,337.46
   211525 Accrued Prof-Acctg                       0.00                0.00                                               347,252.00
   211526 Accrued Prof-Legal                       0.00                0.00                                               676,733.24
   211527 Accrued Litigation Costs                 0.00                0.00                                             1,406,086.09
   211550 Accrued Taxes                            0.00                0.00                                             2,595,499.07
   211600 Accrued Rent                         3,219.27                0.00                                               175,728.48
   211700 Year End Accruals                        0.00                0.00                                               507,300.26
   212000 Section 125 flex spend plan              0.00                0.00                                                  -167.05
   213000 401 K Liabilities                        0.00                0.00                                                21,379.85
   214000 Employee Withholdings                    0.00                0.00                                               993,977.24
   214500 ESPP Liability                           0.00                0.00                                               -39,099.94
   214520 Commuter Check Payable                   0.00                0.00                                                   500.10
   214530 Internal Parking Garage                  0.00                0.00                                                -1,023.71
   214600 Hypo Tax                                 0.00                0.00                                             1,127,525.25
   215000 Accrued Vacation Payable                 0.00                0.00                                              -169,776.16
   216000 Accrued Restructuring Costs              0.00                0.00                          484,484.00         8,131,752.22
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL ACCRUED LIABILITIES          115,722.29          279,993.00                           91,391.00        19,052,402.27
                                           ------------        ------------    ------------        ------------         ------------

        DEFERRED REVENUE
   220100 Deferred Revenue-Consulting              0.00                0.00      305,386.23                             2,351,726.64
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL DEFERRED REVENUE                   0.00                0.00      305,386.23                             2,351,726.64
                                           ------------        ------------    ------------        ------------         ------------

        OTHER CURRENT LABILITIES
   230000 Output GST/VAT Payable              68,861.37                0.00                                               497,465.13
   230100 Output GST/VAT WriteOff                  0.00                0.00                                                  -568.82
   260000 Other Current Liabilities                0.00                0.00                                               475,058.53
   261000 Capital Lease - Current                  0.00                0.00                                             2,606,752.23
   263100 Intercompany Payable Trade               0.00                0.00                      -39,573,033.33                 0.00
   264000 Interco Payable-Non Trade                0.00       11,110,524.00      -50,285.76     -172,540,863.65                 0.00
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL OTHER CURRENT LABILITIES      68,861.37       11,110,524.00      -50,285.76     -212,113,896.98         3,578,707.07
                                           ------------        ------------    ------------        ------------         ------------

        TOTAL OTHER CURRENT LIABILITIES      184,583.66       11,390,517.00                     -212,022,505.98        24,982,835.98
                                           ------------        ------------    ------------        ------------         ------------
    TOTAL CURRENT LIABILITIES                184,579.61       11,393,314.00      255,100.47     -212,022,505.98        36,593,114.29
                                           ------------        ------------    ------------        ------------         ------------

        LONG TERM LIABILITIES
   265000 Intercompany Note Payable         -306,033.93                0.00                     -112,976,860.35                 0.00
   270000 Notes Payable - LT                       0.00                0.00                                             8,775,000.99
   270010 DIP Facility                             0.00                0.00                                             2,824,999.97
   271500 Deposit Payable                          0.00                0.00                                               471,670.32
   272000 Capital Lease - Noncurrent               0.00                0.00                                               993,458.45
          TOTAL LONG TERM LIABILITIES       -306,033.93                0.00            0.00     -112,976,860.35        13,065,129.73
                                           ------------        ------------    ------------        ------------         ------------
    TOTAL LONG TERM LIABILITIES             -306,033.93                0.00            0.00     -112,976,860.35        13,065,129.73
                                           ------------        ------------    ------------        ------------         ------------

TOTAL LIABILITIES                           -121,454.32       11,393,314.00      255,100.47     -324,999,366.33        49,658,244.02

EQUITY
        PREFERRED STOCK
          TOTAL PREFERRED STOCK                    0.00                0.00                                                     0.00
                                           ------------        ------------    ------------        ------------         ------------

        COMMON STOCK
   310100 APIC                                     0.00                0.00                       61,592,717.96       702,101,000.00
   310300 Par Value                                0.00          195,000.00                     -227,541,341.51            18,985.00
   310500 Stock Subscription Receivable            0.00                0.00                                            -1,820,500.00
   311000 Unearned Compensation                    0.00                0.00                                              -395,999.92
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL COMMON STOCK                       0.00          195,000.00                     -165,948,623.55       699,903,485.08
                                           ------------        ------------    ------------        ------------         ------------

        TREASURY STOCK
   330000 Treasury Stock                           0.00                0.00                                            -1,067,837.00
                                           ------------        ------------    ------------        ------------         ------------
          TOTAL TREASURY STOCK                     0.00                0.00                                            -1,067,837.00
                                           ------------        ------------    ------------        ------------         ------------

   399800 Cumulative Translation Adj          52,244.71                0.00                        1,299,782.59           244,284.14
                                           ------------        ------------    ------------        ------------         ------------
          CUMULATIVE TRANSLATION ADJ          52,244.71                0.00                        1,299,782.59           244,284.14
                                           ------------        ------------    ------------        ------------         ------------

   300300 Opening Bal Equity                       0.00                0.00                                          -477,615,994.63
   320000 Equity in Subsidiary                     0.00                0.00                      -62,512,611.00                 0.00
   399900 Retained Earnings                  455,459.00      -11,505,282.00                                          -174,988,328.84
                                           ------------        ------------    ------------        ------------         ------------
          RETAINED EARNINGS                  455,459.00      -11,505,282.00                      -62,512,611.00      -652,604,323.47

   340000 Accumulated Other Comprehensiv           0.00          155,000.00                          456,118.91        -1,223,835.91
                                           ------------        ------------    ------------        ------------         ------------
          ACCUMULATED OTHER COMPREHENSIVE          0.00          155,000.00                          456,118.91        -1,223,835.91

          NET INCOME                         -80,674.01                0.00                                0.00       -22,504,064.69
                                           ------------        ------------    ------------        ------------         ------------
Total Equity                                 427,029.70      -11,155,282.00                     -226,705,333.05        22,747,708.15

TOTAL LIABILITIES AND EQUITY                 305,575.38          238,032.00      255,100.47     -551,704,699.38        72,405,952.17
                                         ==============      ==============    ============      ==============        =============

Scient, Inc.
Consolidated Cash Flow Statement




                                                                                     Eight Months Ended
                                                                                         30-Aug-02
                                                                                  ----------------------

NET LOSS                                                                                  $ (22,503)

Adjustments to reconcile
net loss to net cash used in operations
Depreciation and amortization                                                                 8,473
Reorginaztion Costs                                                                             504
Prov for Doubtful Accounts                                                                  (14,597)
Accretion of disct on L/T Debt                                                                  299
Stock based on comp and other exp                                                                75
ADJT of value of note payable to affiliate                                                   (6,431)

Changes in Assets and Liab
(Increase) decrease in Accounts receivable                                                   19,444
(Increase) decrease in PPD EXP and Other Assets                                              (1,281)
Increase (decrease) in ACCTS PYBL, Accrued exp and others/t liab                            (11,555)
Increase (decrease) in Restruc and sev oblig                                                (37,480)
Increase (decrease) in Other L/T liab                                                        (1,998)

                                                                                -------------------
Net cash used in operating activities                                                       (67,050)

Cash flows from investing activities:
Changes in Restricted cash                                                                   37,636
Proceeds from the sale of equipment                                                             261
                                                                                -------------------
Net cash provided by investing activities                                                    37,897

Cash flows from financing activities.
Principal payments under capital leases                                                        (677)
Borrowings under term note net of assoc fees of 326                                           8,449
Borrowings under DIP Facility                                                                 2,825
Repurchase of Restricted stock                                                                 (180)

                                                                                -------------------
Net cash provided by financing activities:                                                   10,417

Effect of exchange rate changes on cash and cash equiv.                                       1,441

Net decrease in cash and cash equiv.                                                        (17,295)
Cash and cash equiv at beg of period                                                         20,913

                                                                                -------------------
Cash and cash equiv at end of period                                                        $ 3,618
                                                                                ===================


                                                                          DIFF

SCIENT, INC.
GROSS PAYROLL AND TAXES DURING BANKRUPTCY FROM 7/17 - PRESENT




PAYDATE                             GROSS PAYROLL          FEDERAL         STATE     EE SOCIAL SECURITY       ER SOCIAL SECURITY
                                    ---------------------------------------------------------------------------------------------

7/31/2002 Total                     $   1,338,864.70   $  279,188.09   $ 59,508.68   $  5,404.29              $  45,404.29
8/15/2002 Total                         1,253,791.11      264,381.95     57,040.62     36,785.08                 36,785.08
8/30/2002 Total                         1,178,658.60      248,602.91     53,468.51     32,191.84                 32,191.84
9/6/2002 Total                              6,875.00        1,578.65        412.65       --                        --
9/13/2002 Total                         1,115,426.01      236,196.44     50,429.85     26,702.60                 26,702.60
9/19/2002 Total                             3,333.34          741.89        191.88        206.66                    206.66
9/30/2002 Regular Payroll Total         1,196,353.50         --            --          22,447.69                 22,447.69
9/30/2002 Severance & Bonus Total         446,547.92         --            --          11,787.35                 11,787.35

                                                                                                              ------------
GRAND TOTAL                         $   6,539,850.18   $1,030,689.93   $221,052.19   $175,525.51              $ 175,525.51
                                                                                                              ============


(Table Continued)


PAYDATE                             EE MEDICARE          ER MEDICARE       LOCAL         SUI/SDI                   TOTAL
                                    --------------------------------------------------------------------------------------------


7/31/2002 Total                     $      19,197.02     $ 19,197.02  $  13,474.90   $    154.70              $  1,820,393.69
8/15/2002 Total                            17,960.69       17,960.69     13,141.13        149.50                 1,697,995.85
8/30/2002 Total                            16,891.27       16,891.27     13,133.25        151.86                 1,592,181.35
9/6/2002 Total                                 97.39           97.39       --            --                          9,061.08
9/13/2002 Total                            15,984.41       15,984.41     11,986.06        137.80                 1,499,550.18
9/19/2002 Total                                48.33           48.33        112.53          1.30                     4,890.92
9/30/2002 Regular Payroll Total            17,170.66       17,170.66       --              45.21                 1,275,635.41
9/30/2002 Severance & Bonus Total           6,482.67        6,482.67       --            --                        483,087.96

                                                                                                              ---------------
Grand Total                         $      93,832.44     $ 93,832.44  $  51,847.87   $    640.37              $  8,382,796.44
                                                                                                              ===============
